Exhibit 32
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Santarus, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald T. Proehl, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     Date: May 6, 2010

/s/ Gerald T. Proehl
Gerald T. Proehl, President and
Chief Executive Officer

     In connection with the Quarterly Report of Santarus, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Debra P. Crawford, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     Date: May 6, 2010

/s/ Debra P. Crawford
Debra P. Crawford, Senior Vice
President and Chief Financial Officer